Income taxes	3 Months Ended	12 Months Ended
	Jun. 30, 2023	Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes
10. Income taxes
The Company follows the guidance under ASC
740-270,
“Interim Reporting”, which requires a company to calculate the income tax associated with ordinary income using an estimated annual effective tax rate (“AETR”). At the end of each interim period, the Company applies the AETR to year-to-date
(YTD) ordinary income (or loss) to arrive at the YTD income tax expense. The Company recorded the tax effect of discrete items in the quarter in which the discrete events occur.
The following table presents income tax expense recorded by the Company along with the respective consolidated effective tax rates for each period presented. For the three-month period ended June 30, 2023, the difference between the effective tax rate and the U.S. statutory corporate tax rate of 21% is primarily attributable to certain non-controlling
interest in Nextracker LLC which is not taxable to Nextracker Inc. and its subsidiaries, partially offset by U.S. state and local income taxes and the jurisdictional mix of income between the U.S. and other operating jurisdictions. For the three-month period ended July 1, 2022 the effective tax rate differs from the U.S. statutory corporate tax rate of 21% primarily due to a tax benefit related to foreign derived intangible income, partially offset by U.S. state and local income taxes and the jurisdictional mix of income between the U.S. and other operating jurisdictions.

	Three-month periods ended
(In thousands)	June 30, 2023	July 1, 2022
Income tax	9,101	5,700
Effective tax rates	12.5%	19.0%

13. Income taxes
The domestic and foreign components of income before income taxes were comprised of the following:

	Fiscal year ended March 31,
(In thousands)	2023	2022	2021
Domestic	$117,115	$45,259	$161,323
Foreign	51,968	19,849	(3,294)

Total	$169,083	$65,108	$158,029

The provision for (benefit from) income taxes consisted
of
the following:

	Fiscal year ended March 31,
(In thousands)	2023	2022	2021

Current:
Domestic	$35,244	$13,558	$34,013
Foreign	18,238	5,974	2

Total	53,482	19,532	34,015

Deferred:
Domestic	(8,660)	(6,173)	54
Foreign	2,928	836	(388)

Total	(5,732)	(5,337)	(334)

Provision for income taxes	$47,750	$14,195	$33,681

The domestic statutory income tax rate was 21% in fiscal years 2023, 2022, and 2021. The reconciliation of the income tax expense (benefit) expected based on domestic statutory income tax rates to the expense (benefit) for income taxes included in the consolidated statements of operations is as follows:

	Fiscal year ended March 31,
(In thousands)	2023	2022	2021
Income taxes based on domestic statutory rates	$35,508	$13,673	$33,186
Effect of tax rate differential	7,487	2,638	342
FDII Deduction	(3,235)	(1,583)	(2,951)
Foreign disregarded entities	11,020	—	—
Foreign tax deduction	(3,659)	—	—
Amount allocated to Non-controlling interest	(1,671)	—	—
Stock-based compensation	—	(424)	(4)
State	4,535	880	2,689
Guaranteed payment on Series A Preferred Units	(4,500)	(875)	—
Other	2,265	(114)	419

Provision for income taxes	$47,750	$14,195	$33,681

The components of deferred income taxes are as follows (
in thousands
):

	As of March 31,
	2023	2022

Deferred tax liabilities:
Fixed assets	$(54)	$(67)
Intangible assets	—	(437)
Others	(2,688)	(663)

Total deferred tax liabilities	(2,742)	(1,167)

Deferred tax assets:
Fixed assets	—	47
Stock-based compensation	2,222	342
Deferred revenue	—	3,967
Warranty reserve	—	2,461
Accrued professional fees	—	2,378
Provision for doubtful accounts	—	449
Net operating loss and other carryforwards	5,467	5,553
Investment in Nextracker LLC	249,377	—
Others	1,598	1,367

Total deferred tax assets	258,664	16,564
Valuation allowances	(1,528)	—

Total deferred tax assets, net of valuation allowances	257,136	16,564

Net deferred tax asset	$254,394	$15,397

The net deferred tax asset is classified as follows:
Long-term asset	$254,767	$15,828
Long-term liability	(373)	(431)

Total	$254,394	$15,397

The Company has recorded deferred tax assets of approximately $4.3 million related to
tax losses and other carryforwards. These tax losses and other carryforwards will expire at various dates as follows:

Expiration dates of deferred tax assets related to operating losses and other carryforwards
(In thousands)
2024 - 2029	$—
2030 - 2035	437
2036 - Post	—
Indefinite	3,844

Total	$4,281

Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended March 31, 2023. Such objective evidence limits the ability to consider other subjective evidence, such as
our projections for future growth.
On the basis of this evaluation, as of March 31, 2023, a valuation allowance account of $1.5 million has been recorded to recognize only the portion of the deferred tax asset that is most likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.
As of March 31, 2023, the Company has provided for earnings in foreign subsidiaries that are not considered to be indefinitely reinvested and therefore subject to withholding taxes on $4.9 million of undistributed foreign earnings, recording a deferred tax liability of approximately $0.5 million thereon.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Fiscal year ended March 31,
(In thousands)	2023	2022	2021
Balance, beginning of fiscal year	$440	$465	$410
Impact from foreign exchange rates fluctuation	(6)	(25)	55

Balance, end of fiscal year	$434	$440	$465

Nextracker and its subsidiaries file federal, state, and local income tax returns in multiple jurisdictions around the world. With few exceptions, Nextracker is no longer subject to income tax examinations by tax authorities for years before 2018.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits within the Company’s tax expense. During each of the fiscal years ended March 31, 2023, 2022 and 2021, the Company accrued interest and penalties of approximately $0.1 million. The Company had approximately $0.5 million and $0.4 million accrued for the payment of interest and penalty as of March 31, 2023 and 2022, respectively.
Tax Receivable Agreement
On February 13, 2023, Nextracker Inc. entered into a tax receivable agreement (the “Tax Receivable Agreement”or “TRA”) with the LLC, Yuma, Yuma Sub, TPG Rise and the following affiliates of TPG Rise: TPG Rise Climate Flash Cl BDH, L.P., TPG Rise Climate BDH, L.P. and The Rise Fund II BDH, L.P. (collectively, the “TPG Affiliates”). The Tax Receivable Agreement provides for the payment by Nextracker Inc.to Yuma, Yuma Sub, TPG and the TPG Affiliates (or certain permitted transferees thereof) of 85% of the tax benefits, if any, that Nextracker Inc. is deemed to realize under certain circumstances as a result of (i) its allocable share of existing tax basis in tangible and intangible assets resulting from exchanges or acquisitions of outstanding Series A Preferred Units or common units of the LLC (collectively, the “LLC Units”), including as part of the Transactions or under the Exchange Agreement, (ii) increases in tax basis resulting from exchanges or acquisitions of LLC Units and shares of Nextracker Inc.’s Class B common stock (including as part of the Transactions or under the Exchange Agreement), (iii) certain pre-existing
tax attributes of certain blocker corporations affiliated with TPG

Rise that each merged with a separate direct, wholly-owned subsidiary of
Nextracker Inc., as part of the Transactions, and (iv) certain other tax benefits related to Nextracker Inc. entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement.
As of March 31, 2023, a liability of $230.3 million was recorded for the expected amount to be paid to Yuma, Yuma sub, TPG and the TPG affiliates, which is included in TRA liability and other liability on the consolidated balance sheets. Separately, a deferred tax asset of $249.4 million has been booked reflecting Nextracker’s outside basis difference in Nextracker LLC, which is included in deferred tax assets and other assets on the consolidated balance sheets. The difference between the liability and the deferred tax asset was recorded to additional paid-in-capital
on the consolidated balance sheets.